UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2022

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Stewart Avenue, Suite 200 Garden City, New York	11530
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

&

Item 1.01.	Entry into a Material Definitive Agreement.

On July 19, 2022, ProPhase BioPharma, Inc. (“ProPhase BioPharma”), a wholly-owned subsidiary of ProPhase Labs, Inc. (the “Company”), entered into a License Agreement (the “License Agreement”) with Global BioLife, Inc. (the “Licensor”), with an effective date of July 18, 2022 (the “Effective Date”), pursuant to which it acquired from Licensor a worldwide exclusive right and license under certain patents identified in the License Agreement (the “Licensed Patents”) and know-how (collectively, the “Licensed IP”) to exploit any compound covered by the Licensed Patents (the “Licensed Compound”), including Linebacker LB1 and LB2, and any product comprising or containing a Licensed Compound (“Licensed Products”) in the treatment of cancer, inflammatory diseases or symptoms, memory-related syndromes, diseases or symptoms including dementia and Alzheimer’s Disease (the “Field”). Under the terms of the License Agreement, the Licensor reserves the right, solely for itself and for GRDG Sciences, LLC (“GRDG”) to use the Licensed Compound and Licensed IP solely for research purposes inside the Field and for any purpose outside the Field.

Subject to certain conditions set forth in the License Agreement, ProPhase BioPharma may grant sublicenses (including the right to grant further sublicenses) to its rights under the License Agreement to any of its affiliates or any third party with the prior written consent of Licensor, which consent may not be unreasonably withheld. Either party to the License Agreement may assign its rights under the License Agreement (i) in connection with the sale or transfer of all or substantially all of its assets to a third party, (b) in the event of a merger or consolidation with a third party or (iii) to an affiliate; in each case contingent upon the assignee assuming in writing all of the obligations of its assignor under the License Agreement.

Under the terms of License Agreement, ProPhase BioPharma is required to pay to Licensor a one-time upfront license fee of $50,000 within 10 days of the Effective Date and must pay an additional $900,000 following the achievement of a first Phase 3 study which may be required by FDA for the first Licensed Product and an additional $1 million upon the receipt of regulatory approval of a New Drug Application (NDA) for the first Licensed Product.

During the Term, ProPhase BioPharma is also required to pay to Licensor 3% royalties on Net Revenue (as defined in the License Agreement) of each Licensed Product, but no less than the minimum royalty of $250,000 of Net Revenue per year minus any royalty payments for any required third party licenses.

Under the terms of the License Agreement, the development of the Licensed Compound and the first Licensed Product for the United States will be governed by a clinical development plan, including anticipated timeline goals in connection with the clinical trials for the first Licensed Product (the “Development Plan”). The Development Plan may be amended by the mutual written agreement of the parties to the License Agreement based upon results of preclinical studies or clinical trials, including safety and effectiveness, guidance by the FDA, or upon the agreement of the parties.

The License Agreement will expire automatically on a country-by-country basis upon the last to occur of the expiration of the last to expire Licensed Patents (the “Term”). Following the expiration of the Term, and on a country-by-country basis, the License will become non-exclusive, perpetual, fully-paid, unrestricted, royalty-free and irrevocable.

The License Agreement may be terminated by ProPhase BioPharma for any reason or for convenience in its sole discretion: (i) on a Licensed Product-by-Licensed Product or a country-by-country basis or (ii) in its entirety, in either case ((i) or (ii)) for convenience upon 180 days prior written notice to Lessor. Lessor may terminate the License Agreement solely for a material breach of the License Agreement by ProPhase BioPharma, which is not cured within 60 days’ of written notice to ProPhase BioPharma of such breach.

Item 7.01	Regulation FD Disclosure.

On July 21, 2022, the Company issued a press release announcing the License Agreement and other matters. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As previously announced on July 19, 2022, the Company will host a webcast on July 21, 2022 at 11:30 a.m. Eastern Time / 8:30 a.m. Pacific Time to review the latest developments at the Company and its subsidiaries, including the License Agreement described in Item 1.01 of this Current Report on Form 8-K.

The Company has posted a presentation to be used during the webcast on its website at https://ir.prophaselabs.com/company-information/presentations.

The presentation referred to above contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Actual results and developments may differ materially from the expectations expressed in or implied by such forward-looking statements because of risks and uncertainties, including the risks and uncertainties described in the press release described above, in the Company’s annual report on Form 10-K for the year ended December 31, 2021 and in its subsequent reports on Form 10-Q and Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, nor shall it be incorporated by reference in any registration statement filed under the Securities Act, unless specifically identified therein as being incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	License Agreement by and between ProPhase BioPharma, Inc. and Global BioLife, Inc., dated July 19, 2022 (effective as of July 18, 2022)

99.1	Press Release dated July 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Bill White
Bill White
Chief Financial Officer

Date: July 21, 2022